                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): September 4, 2001
                                                         ------------------


                               BRM HOLDINGS, INC.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      0-25372                    52-1906050
       --------                      -------                    ----------
   (State or Other                (Commission               (I.R.S. Employer
   Jurisdiction of                File Number)             Identification No.)
   Incorporation)



        2100 Pennsylvania Avenue, N.W., Suite 400, Washington D.C. 20037
        ----------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (202) 339-6700
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5. OTHER EVENTS.

         BRM Holdings, Inc. (the "Company"), formerly known as US Office Products Company, is filing herewith the Monthly Operating Report of the Debtors for the period July 1, 2001 through July 28, 2001 (the "Monthly Operating Report"). The Company filed this Monthly Operating Report with the United States Bankruptcy Court for the District of Delaware on September 4, 2001 and amended the Monthly Operating Report on September 19, 2001 in connection with the Company's ongoing proceeding under Chapter 11 of the United States Bankruptcy Code, Case No. 01-00646-PJW. The Company has included the Monthly Operating Report as amended in this filing.

         The Company is also filing herewith supplemental consolidating financial information that includes the financial information of entities that are not debtors in the bankruptcy proceeding, BSG Holdings, Inc. (formerly known as Mail Boxes Etc.) and Blue Star Group (the "Non-Debtors"). Filed herewith are the Consolidating Balance Sheet as of July 28, 2001 and the Consolidating Statement of Operations for the three months ended July 28, 2001. The Company completed the sale of BSG Holdings, Inc. on April 30, 2001 and completed the sale of the retail business of the Blue Star Group on June 14, 2001. The Company also completed the sale of the print business of the Blue
Star Group on July 31, 2001.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) and (b) Not Applicable.

        (c) The following exhibits are filed herewith:

            99.1   Monthly Operating Report for the period July 1, 2001 through
                   July 28, 2001, as amended*
            99.2   Schedules of consolidating financial information including
                   Non-Debtors:
                   - Consolidating Balance Sheet as of July 28, 2001
                   - Consolidating Statement of Operations for the three months ended July 28, 2001

          * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.


                                      -2-
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BRM HOLDINGS, INC.


Date: September 19, 2001                By:  /s/ Kevin J. Thimjon
                                             ------------------------------
                                             Kevin J. Thimjon
                                             Chief Restructuring Officer





                                      -3-
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                                  EXHIBIT INDEX

           Exhibit
            Number         Description of Exhibit
           -------         ----------------------------------------------------
            99.1           Monthly Operating Report for the period July 1, 2001
                           through July 28, 2001, as amended*
            99.2           Schedules of consolidating financial information
                           including Non-Debtors:
                           - Consolidating Balance Sheet as of July 28, 2001
                           - Consolidating Statement of Operations for the three
                             months ended July 28, 2001

            * The Company agrees by this filing to supplementally furnish a copy of any omitted schedule or similar attachment to the Commission upon its request.